PRESS RELEASE Jeffrey Schnell Vice President, Investor Relations T + 1 201 207 3029 jeffrey.schnell@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR FOURTH QUARTER OF 2025

•Net sales of $824 million.
•GAAP diluted EPS of $0.32.
•Non-GAAP diluted EPS of $0.70.

BILLERICA, Mass., February 10, 2026 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s fourth quarter ended December 31, 2025.
Dave Reeder, Entegris’ President and Chief Executive Officer, said: “Our solid performance in the fourth quarter was highlighted by revenue, adjusted EBITDA margin, and non-GAAP EPS all near or above the high-end of our guidance range. For 2025, our unit-driven growth was a result of ongoing strength in liquid filtration, selective etch and CMP consumables, as volume continued to increase in the most advanced technologies. Free cash flow improved in 2025, and we expect continued improvement in cash generation in 2026, further strengthening our balance sheet and enabling incremental de-leveraging.”

Mr. Reeder added: “We enter 2026 with solid momentum and our customers are increasingly adopting more complex device architectures to advance their technology roadmaps and support the rapid growth of AI. This is creating a broad set of opportunities for Entegris, as our portfolio is well aligned with our customers’ most critical applications. Operational and commercial excellence, combined with our leadership in materials science and purity, positions Entegris as a trusted partner to optimize our customers’ device performance and yield. Moving forward, these dynamics are expected to accelerate our growth, drive higher content per wafer, result in sustained market outperformance and enhance our financial profile.”

Quarterly Financial Results Summary
(in millions, except percentages and per share data)

GAAP Results	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025
Net sales	$823.9	$849.8	$807.1
Gross margin - as a % of net sales	43.8%	45.6%	43.5%
Operating margin - as a % of net sales	12.7%	17.7%	15.2%
Net income	$49.4	$102.3	$70.5
Diluted earnings per common share	$0.32	$0.67	$0.46

Non-GAAP Results	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025
Adjusted gross margin - as a % of net sales	44.0%	45.6%	43.6%
Adjusted operating margin - as a % of net sales	21.2%	23.5%	21.1%
Adjusted EBITDA - as a % of net sales	27.7%	29.2%	27.3%
Diluted non-GAAP earnings per common share	$0.70	$0.84	$0.72

First Quarter of 2026 Outlook
For the Company’s guidance for the first quarter ending March 28, 2026, the Company expects sales of $785 million to $825 million. We expect GAAP net income to be between $65 million and $77 million and diluted earnings per common share is expected to be between $0.43 and $0.51. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.70 to $0.78, reflecting net income on a non-GAAP basis in the range of $106 million to $118 million. The Company also expects Adjusted EBITDA of approximately 26.5% to 27.5% of sales.
Segment Results
The Company currently operates in two segments:
Materials Solutions (MS): MS provides materials-based solutions, such as chemical vapor and atomic layer deposition materials, chemical mechanical planarization slurries and pads, ion implantation specialty gases, formulated etch and clean materials, and other specialty materials that enable our customers to achieve better device performance and faster time to yield, while providing for lower total cost of ownership.
Advanced Purity Solutions (APS): APS offers filtration, purification and contamination-control solutions that improve customers’ yield, device reliability and cost by ensuring the purity of critical liquid chemistries and gases and the cleanliness of wafers and other substrates used throughout semiconductor manufacturing processes, the semiconductor ecosystem and other high-technology industries.
Fourth Quarter Results Conference Call
Entegris will hold a conference call to discuss its results for the fourth quarter on Tuesday, February 10, 2026, at 8:00 a.m. Eastern Time. Participants should dial 833-316-1983 or +1 785-838-9310, referencing confirmation ID: ENTGQ425. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.
Management’s slide presentation concerning the results for the fourth quarter will be posted on the Investor Relations section of www.entegris.com.

About Entegris
Entegris is a leading supplier of critical advanced materials and process solutions for the semiconductor and other high-technology industries. Entegris has approximately 7,700 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted Net Sales, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, Adjusted Operating Income, non-GAAP Net Income, non-GAAP Adjusted Operating Margin and diluted non-GAAP Earnings Per Common Share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales to Adjusted Net Sales (excluding divestiture), GAAP gross profit to Adjusted Gross Profit, GAAP segment profit to Adjusted Operating Income, GAAP net income to Adjusted Operating Income and Adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP Net Income and diluted non-GAAP Earnings Per Common Share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Entegris, Inc. - page 2 of 14

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, fluctuations in the demand for semiconductors; the impact of global economic uncertainty, including volatile financial markets, inflationary pressures and interest rate fluctuations, economic recessions, national debt and bank failures, raw material shortages, supply constraints, and price increases; supply chain interruptions and the Company’s dependence on sole, single and limited source suppliers; operational, political and legal risks associated with the Company’s international operations, including those related to geopolitical uncertainty and regional and global instabilities and hostilities, including, but not limited to, the ongoing conflicts between Ukraine and Russia, and between Israel and Hamas, as well as the global responses thereto; export controls, economic sanctions, and similar restrictions; the concentration and consolidation of the Company’s customer base; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and to introduce new products to meet customers’ rapidly changing requirements; manufacturing and other operational disruptions or delays; IT system failures, network disruptions, and cybersecurity risks; tariffs, additional taxes and other protectionist measures resulting from international trade disputes, strained international relations and changes in foreign and national security policy; the risks associated with the use and manufacture of hazardous materials; goodwill impairment; challenges in attracting and retaining qualified personnel; the Company’s ability to protect and enforce intellectual property rights; artificial intelligence; the Company’s environmental, social, and governance commitments; legal and regulatory risks, including changes in laws and regulations related to the environment, health and safety, accounting standards, and corporate governance, across the jurisdictions in which the Company operates; changes in taxation or adverse tax rulings; the Company’s ability to effectively implement any organizational changes; the ability to obtain government incentives and the possibility that competitors will benefit from government incentives; the amount and consequences of the Company’s indebtedness, its ability to repay its debt and to obtain future financing, and the Company’s obligations under its current outstanding credit facilities; volatility in the Company’s stock price; the payment of cash dividends and the adoption of future share repurchase programs; challenges associated with a potential change of control; substantial competition; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the impacts of climate change; and other matters. These risks and uncertainties also include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025, including under the heading “Risk Factors” in Item 1A, and in the Company’s other periodic filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.
Entegris, Inc. - page 3 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Three months ended
	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025
Net sales	$823.9	$849.8	$807.1
Cost of sales	463.3	462.5	455.8
Gross profit	360.6	387.3	351.3
Selling, general and administrative expenses	130.4	109.6	101.8
Engineering, research and development expenses	79.0	81.5	80.9
Amortization of intangible assets	46.3	46.2	46.0
Operating income	104.9	150.0	122.6
Interest expense, net	45.7	50.6	46.1
Other expense (income), net	4.1	(13.1)	4.2
Income before income tax expense	55.1	112.5	72.3
Income tax expense	5.5	10.0	1.5
Equity in net loss of affiliates	0.2	0.2	0.3
Net income	$49.4	$102.3	$70.5

Basic earnings per common share	$0.33	$0.68	$0.46
Diluted earnings per common share	$0.32	$0.67	$0.46

Weighted average shares outstanding:
Basic	151.9	151.2	151.8
Diluted	152.5	151.9	152.3

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Twelve months ended
	Dec 31, 2025	Dec 31, 2024
Net sales	$3,196.6	$3,241.2
Cost of sales	1,776.7	1,754.5
Gross profit	1,419.9	1,486.7
Selling, general and administrative expenses	450.6	446.6
Engineering, research and development expenses	329.0	316.1
Amortization of intangible assets	184.4	190.1
Operating income	455.9	533.9
Interest expense, net	191.9	207.9
Other expense, net	9.4	4.0
Income before income tax expense	254.6	322.0
Income tax expense	18.0	28.3
Equity in net loss of affiliates	1.0	0.9
Net income	$235.6	$292.8

Basic earnings per common share:	$1.55	$1.94
Diluted earnings per common share:	$1.55	$1.93

Weighted average shares outstanding:
Basic	151.7	150.9
Diluted	152.2	151.8

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	Dec 31, 2025	Dec 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$360.4	$329.2
Trade accounts and notes receivable, net	458.7	495.3
Inventories, net	643.2	638.1
Deferred tax charges and refundable income taxes	35.1	39.6
Assets held-for-sale	—	5.5
Other current assets	140.8	108.6
Total current assets	1,638.2	1,616.3
Property, plant and equipment, net	1,636.1	1,622.9
Right-of-use assets	108.7	83.4
Goodwill	3,946.7	3,943.6
Intangible assets, net	906.9	1,091.7
Deferred tax assets and other noncurrent tax assets	91.6	12.5
Other noncurrent assets	22.3	24.2
Total assets	$8,350.5	$8,394.6
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$171.5	$193.3
Accrued liabilities	234.7	250.2
Liabilities held-for-sale	—	1.2
Income taxes payable	82.4	80.5
Total current liabilities	488.6	525.2
Long-term debt	3,697.6	3,981.1
Long-term lease liabilities	98.6	72.1
Other liabilities	112.3	124.7
Shareholders’ equity	3,953.4	3,691.5
Total liabilities and equity	$8,350.5	$8,394.6

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In millions)
(Unaudited)

	Three months ended		Twelve months ended
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Operating activities:
Net income	$49.4	$102.3	$235.6	$292.8
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	53.7	48.3	205.3	188.1
Amortization	46.3	46.2	184.4	190.1
Share-based compensation expense	18.9	15.6	69.3	65.9
Provision for deferred income taxes	(32.6)	(31.8)	(87.4)	(78.9)
Other	38.7	16.7	95.5	82.6
Changes in operating assets and liabilities:
Trade accounts and notes receivable	32.8	3.1	40.3	(49.0)
Inventories	(8.7)	(7.9)	(43.1)	(76.7)
Accounts payable and accrued liabilities	(22.5)	(43.7)	12.0	8.9
Income taxes payable and refundable income taxes	33.9	31.6	(7.6)	7.9
Other	(17.9)	(4.3)	(8.9)	—
Net cash provided by operating activities	192.0	176.1	695.4	631.7
Investing activities:
Acquisition of property, plant and equipment	(58.0)	(107.5)	(299.2)	(315.6)
Proceeds from government incentives	—	—	8.2	—
Proceeds from sale of business, net	(6.7)	—	(6.7)	250.8
Other	(1.6)	(0.4)	(3.1)	(2.3)
Net cash used in investing activities	(66.3)	(107.9)	(300.8)	(67.1)
Financing activities:
Proceeds from debt	35.0	110.0	567.0	364.5
Payments of debt	(185.0)	(260.0)	(867.0)	(988.3)
Payments for dividends	(15.1)	(15.1)	(60.8)	(60.6)
Issuance of common stock	3.1	0.4	6.7	14.0
Taxes paid related to net share settlement of equity awards	(0.2)	(0.8)	(10.8)	(16.9)
Other	(0.6)	0.2	(2.0)	(1.6)
Net cash used in financing activities	(162.8)	(165.3)	(366.9)	(688.9)
Effect of exchange rate changes on cash and cash equivalents	(2.3)	(5.8)	3.5	(3.4)
(Decrease) increase in cash and cash equivalents	(39.4)	(102.9)	31.2	(127.7)
Cash and cash equivalents at beginning of period	399.8	432.1	329.2	456.9
Cash and cash equivalents at end of period	$360.4	$329.2	$360.4	$329.2
Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In millions)
(Unaudited)

	Three months ended			Twelve months ended
Net sales	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025	Dec 31, 2025	Dec 31, 2024
Materials Solutions	$361.8	$361.1	$348.6	$1,406.7	$1,400.1
Advanced Purity Solutions	464.5	491.2	460.8	1,799.1	1,850.2
Inter-segment elimination	(2.4)	(2.5)	(2.3)	(9.2)	(9.1)
Total net sales	$823.9	$849.8	$807.1	$3,196.6	$3,241.2

	Three months ended			Twelve months ended
Segment profit	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025	Dec 31, 2025	Dec 31, 2024
Materials Solutions	$63.9	$77.1	$65.2	$276.6	$286.2
Advanced Purity Solutions	104.2	134.9	118.2	426.4	496.1
Total segment profit	168.1	212.0	183.4	703.0	782.3
Amortization of intangibles	(46.3)	(46.2)	(46.0)	(184.4)	(190.1)
Unallocated expenses	(16.9)	(15.8)	(14.8)	(62.7)	(58.3)
Total operating income	$104.9	$150.0	$122.6	$455.9	$533.9

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In millions)
(Unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025	Dec 31, 2025	Dec 31, 2024
Net sales	$823.9	$849.8	$807.1	$3,196.6	$3,241.2
Gross profit-GAAP	$360.6	$387.3	$351.3	$1,419.9	$1,486.7
Adjustments to gross profit:
Restructuring costs [1]	1.7	0.4	0.3	4.3	0.4
Adjusted gross profit	$362.3	$387.7	$351.6	$1,424.2	$1,487.1

Gross margin - as a % of net sales	43.8%	45.6%	43.5%	44.4%	45.9%
Adjusted gross margin - as a % of net sales	44.0%	45.6%	43.6%	44.6%	45.9%
1 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions, contract termination costs and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In millions)
(Unaudited)

	Three months ended			Twelve months ended
Adjusted segment profit	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025	Dec 31, 2025	Dec 31, 2024
MS segment profit	$63.9	$77.1	$65.2	$276.6	$286.2
Restructuring costs [1]	0.9	1.1	0.7	4.7	1.1
Loss (gain) on sale of businesses [2]	10.9	—	—	10.9	(4.3)
Impairment of long-lived assets [3]	—	—	—	—	13.0
MS adjusted segment profit	$75.7	$78.2	$65.9	$292.2	$296.0

APS segment profit	$104.2	$134.9	$118.2	$426.4	$496.1
Restructuring costs [1]	10.8	2.2	1.0	24.0	2.2
APS adjusted segment profit	$115.0	$137.1	$119.2	$450.4	$498.3

Unallocated general and administrative expenses	$16.9	$15.8	$14.8	$62.7	$58.3
Less: unallocated deal and integration costs	—	—	—	—	(3.4)
Less: unallocated restructuring costs [1]	(0.6)	(0.6)	—	(1.0)	(0.6)
Less: unallocated acquired tax equalization asset reduction [4]	—	—	—	—	(3.0)
Adjusted unallocated general and administrative expenses	$16.3	$15.2	$14.8	$61.7	$51.3

Total adjusted segment profit	$190.7	$215.3	$185.1	$742.6	$794.3
Less: adjusted unallocated general and administrative expenses	(16.3)	(15.2)	(14.8)	(61.7)	(51.3)
Total adjusted operating income	$174.4	$200.1	$170.3	$680.9	$743.0
1 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions, contract termination costs and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.
2 Loss (gain) from the sale of certain of the Company’s PIM and small, industrial specialty chemicals businesses.
3 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
4 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In millions)
(Unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025	Dec 31, 2025	Dec 31, 2024
Net sales	$823.9	$849.8	$807.1	$3,196.6	$3,241.2
Net income	$49.4	$102.3	$70.5	$235.6	$292.8
Net income - as a % of net sales	6.0%	12.0%	8.7%	7.4%	9.0%
Adjustments to net income:
Equity in net loss of affiliates	0.2	0.2	0.3	1.0	0.9
Income tax expense	5.5	10.0	1.5	18.0	28.3
Interest expense, net	45.7	50.6	46.1	191.9	207.9
Other expense (income), net	4.1	(13.1)	4.2	9.4	4.0
GAAP - Operating income	104.9	150.0	122.6	455.9	533.9
Operating margin - as a % of net sales	12.7%	17.7%	15.2%	14.3%	16.5%
Integration costs:
Professional fees [1]	—	—	—	—	2.6
Severance costs [2]	—	—	—	—	0.8
Restructuring costs [3]	12.3	3.9	1.7	29.7	3.9
Acquired tax equalization asset reduction [4]	—	—	—	—	3.0
Loss (gain) on sale of businesses [5]	10.9	—	—	10.9	(4.3)
Impairment of long-lived assets [6]	—	—	—	—	13.0
Amortization of intangible assets [7]	46.3	46.2	46.0	184.4	190.1
Adjusted operating income	174.4	200.1	170.3	680.9	743.0
Adjusted operating margin - as a % of net sales	21.2%	23.5%	21.1%	21.3%	22.9%
Depreciation	53.7	48.3	50.4	205.3	188.1
Adjusted EBITDA	$228.1	$248.4	$220.7	$886.2	$931.1
Adjusted EBITDA - as a % of net sales	27.7%	29.2%	27.3%	27.7%	28.7%
1 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
2 Represents severance charges related to the integration of CMC Materials.
3 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions, contract termination costs and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.
4 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
5 Loss (gain) from the sale of certain of the Company’s PIM and small, industrial specialty chemicals businesses.
6 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
7 Non-cash amortization expense associated with intangibles acquired in acquisitions.

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In millions, except per share data)
(Unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025	Dec 31, 2025	Dec 31, 2024
GAAP net income	$49.4	$102.3	$70.5	$235.6	$292.8
Adjustments to net income:
Integration costs:
Professional fees [1]	—	—	—	—	2.6
Severance costs [2]	—	—	—	—	0.8
Restructuring costs [3]	12.3	3.9	1.7	29.7	3.9
Patent infringement settlement gain, net [4]	—	(20.0)	—	—	(20.0)
Acquired tax equalization asset reduction [5]	—	—	—	—	3.0
Loss on extinguishment of debt and modification [6]	1.5	2.0	1.7	3.2	14.3
Loss (gain) on sale of businesses [7]	10.9	—	—	10.9	(4.3)
Impairment of long-lived assets [8]	—	—	—	—	13.0
Amortization of intangible assets [9]	46.3	46.2	46.0	184.4	190.1
Tax effect of adjustments to net income and discrete tax items [10]	(13.9)	(6.9)	(10.0)	(45.3)	(40.2)
Non-GAAP net income	$106.5	$127.5	$109.9	$418.5	$456.0

Diluted earnings per common share	$0.32	$0.67	$0.46	$1.55	$1.93
Effect of adjustments to net income	$0.37	$0.17	$0.26	$1.20	$1.08
Diluted non-GAAP earnings per common share	$0.70	$0.84	$0.72	$2.75	$3.00

Diluted weighted averages shares outstanding	152.5	151.9	152.3	152.2	151.8
1 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
2 Represents severance charges related to the integration of CMC Materials.
3 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions, contract termination costs and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.
4 During the fourth quarter of 2024, the Company settled patent infringement litigation and received net proceeds of $20.0 million.
5 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
6 Loss on extinguishment of debt in 2024 and 2025 and modification of our Existing Credit Agreement in 2024.
7 Loss (gain) from the sale of certain of the Company’s PIM and small, industrial specialty chemicals businesses.
8 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
9 Non-cash amortization expense associated with intangibles acquired in acquisitions.
10 The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of Reported Net Sales to Adjusted Net Sales (excluding divestiture) Non-GAAP
(In millions)
(Unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2025	Dec 31, 2024	Sep 27, 2025	Dec 31, 2025	Dec 31, 2024
Net sales	$823.9	$849.8	$807.1	$3,196.6	$3,241.2
Less: divestiture [1]	—	—	—	—	(33.9)
Adjusted net sales (excluding divestiture) Non-GAAP	$823.9	$849.8	$807.1	$3,196.6	$3,207.3
1 Adjusted to exclude net sales from the PIM business, which was divested in Q1 2024.

Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook *
(In millions, except per share data)
(Unaudited)

First Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	March 28, 2026
Net sales	$785 - $825
GAAP - Operating income	$124 - $143
Operating margin - as a % of net sales	15.7% - 17.3%
Restructuring costs	3
Amortization of intangible assets	46
Adjusted operating income	$172 - $191
Adjusted operating margin - as a % of net sales	22.0% - 23.2%
Depreciation	36
Adjusted EBITDA	$208 - $227
Adjusted EBITDA - as a % of net sales	26.5% - 27.5%

First Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	March 28, 2026
GAAP net income	$65 - $77
Adjustments to net income:
Restructuring costs	3
Amortization of intangible assets	46
Income tax effect	(8)
Non-GAAP net income	$106 - $118

First Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	March 28, 2026
Diluted earnings per common share	$0.43 - $0.51
Adjustments to earnings per share:
Restructuring costs	0.02
Amortization of intangible assets	0.30
Income tax effect	(0.05)
Diluted non-GAAP earnings per common share	$0.70 - $0.78

*As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Entegris, Inc. - page 14 of 14